Exhibit 10.11

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment (the “Amendment”) to that certain employment agreement between Matador Resources Company, a Texas corporation (“Matador”), acting through its Board of Directors, and Bradley M. Robinson (“Employee”) dated and effective August 9, 2011 (the “Agreement”) is entered into and effective as of October 24, 2011.

WHEREAS, Matador and Employee previously entered into the Agreement; and

WHEREAS, Matador and Employee desire to adopt certain clarifying amendments to the Agreement in order to better reflect their intentions regarding Employee’s duties and provision of services to Matador and MRC Energy Company, of which Matador is the holding company:

NOW, THEREFORE, Matador and Employee hereby agree to amend the Agreement as follows, effective as of the date hereof:

1.	The first two paragraphs of the Agreement are restated in their entirety to provide as follows:

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered into on August 9, 2011, to be effective as of the Effective Date (as defined below) by and between Matador Resources Company, a Texas corporation (“Matador”), which is the holding company of MRC Energy Company (“MRC”), acting through its Board of Directors (the “Board”), and Bradley M. Robinson (“Employee”). For purposes of this Agreement, (i) the “Company” shall mean Matador and MRC, and (ii) the “Effective Date” shall mean the date of filing with the United States Securities and Exchange Commission of Matador’s first registration statement following the date hereof with respect to an underwritten public offering of its equity securities, or such other date as the Board and Employee may agree.

WHEREAS, the Company and Employee desire to enter into this Agreement to set forth the terms and conditions of Employee’s employment with the Company;

2.	Except as set forth below, Sections 1 through 32 of the Agreement are amended by deleting each occurrence of the term “Matador” and inserting in its place the term “the Company”.

a.	Sections 3, 4(a)(i), 4(b), 4(c), 12(d), 12(g)(iii), 12(i)(i) through 12(i)(v), 19, and 28 of the Agreement shall not be so amended.

b.	The second and third occurrences of the term “Matador” in Section 2 of the Agreement shall not be so amended.

3.	Section 1 of the Agreement is amended by inserting after the phrase “Vice-President-Reservoir Engineering” the phrase “of Matador and MRC”.

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IN WITNESS WHEREOF, Matador and Employee have duly executed this Amendment to be effective as of the date set forth above.

MATADOR RESOURCES COMPANY

By:	/s/ Joseph Wm. Foran
Joseph Wm. Foran
Chairman of Board and Chief
Executive Officer

EMPLOYEE

/s/ Bradley M. Robinson
Bradley M. Robinson, individually

Signature Page

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